SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) October 7, 2005

HOST MARRIOTT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-14625	53-0085950
(Commission File Number)	(I.R.S. Employer Identification Number)

6903 Rockledge Drive, Suite 1500, Bethesda, MD 20817

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (240) 744-1000

(Former Name or Former Address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events

Host Marriott Corporation deems the following information to be of importance to its securityholders:

On October 7, 2005, Host Marriott Corporation sold the Charlotte Marriott Executive Park for approximately $21 million. In accordance with applicable generally acceptable accounting principles, the results of this hotel were presented in the Company’s continuing operations for all fiscal years included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed with the Securities and Exchange Commission (“SEC”) on March 1, 2005. In accordance with Statement of Financial Accounting Standard No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the Company reported the results of this hotel as discontinued operations in its Form 10-Q for the quarter ended September 9, 2005. The following information (which is attached as exhibits hereto and incorporated by reference herein), which was originally presented in the Company’s Annual Report on Form 10-K reflecting the results of operations of the Charlotte Marriott Executive Park as continuing operations, has been revised to reflect this hotel as discontinued operations, as well as, the repayment of certain debt and the announcement of a definitive merger agreement to acquire 38 hotels from Starwood Hotels and Resorts:

•	Selected Financial Data for year-to-date September 9, 2005 and September 10, 2004 and the five years ended December 31, 2004;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) for year-to-date Sepetember 9, 2005 and September 10, 2004 and the three fiscal years ended December 31, 2004;

•	Revised Consolidated Financial Statements as of and for the three fiscal years ended December 31, 2004;

•	Condensed Consolidated Financial Statements as of September 9, 2005 and for the year-to-date ended September 9, 2005 and September 10, 2004; and

•	Schedule of Real Estate and Accumulated Depreciation as of December 31, 2004.

Investors are cautioned that the MD&A presented herein has been revised to reflect the effect on the Company’s MD&A for the transactions noted above and other events subsequent to March 1, 2005, the filing date of our Form 10-K. The MD&A presented herein has no other changes to the MD&A previously presented in the Company’s 2004 Annual Report on Form 10-K. Therefore, it does not purport to update the MD&A included in the Company’s Annual Report on Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than these transactions. Investors should read the information contained in this current report together with the other information contained in the Company’s 2004 Annual Report on Form 10-K filed on March 1, 2005, the Company’s Form 10-Qs for the quarters ended March 25, 2005, June 17, 2005 and September 9, 2005, filed with the SEC on May 3, 2005, and July 25, 2005 and October 17, 2005, respectively, and other information filed with, or furnished to, the SEC after March 1, 2005.

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ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.

23.1	Consent of KPMG LLP

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Results of Operations and Financial Condition

99.3	Consolidated financial statements as of December 31, 2004 and 2003 and for the three years ended December 31, 2004

99.4	Condensed consolidated financial statements as of September 9, 2005 and for the year-to-date ended September 9, 2005 and September 10, 2004

99.5	Schedule of Real Estate and Accumulated Depreciation as of December 31, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST MARRIOTT CORPORATION

By:	/s/ LARRY K. HARVEY
Larry K. Harvey Senior Vice President and Corporate Controller

Date: December 9, 2005

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